Investor Update July 2020 Exhibit 99.2

Forward Looking Statements & Non-GAAP Measures Forward Looking Statements This document may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21 B of the Securities Exchange Act of 1934, as amended. Those statements may include, but are not limited to, all statements regarding intent, beliefs, expectations, projections, forecasts and plans of Premier Financial Corp. and its management, and specifically include statements regarding: changes in economic conditions; the nature, extent and timing of governmental actions and reforms; future movements of interest rates; the ability to benefit from a changing interest rate environment; the production levels of mortgage loan generation; the ability to continue to grow loans and deposits; the ability to sustain credit quality ratios at current or improved levels; continued strength in the market area for Premier Bank; the ability to sell real estate owned properties; and the ability to grow in existing and adjacent markets. These forward-looking statements involve numerous risks and uncertainties, including: impacts from the novel coronavirus (COVID-19) pandemic on our business, operations, customers and capital position; higher default rates on loans made to our customers related to COVID-19 and its impact on our customers’ operations and financial condition; the impact of COVID-19 on local, national and global economic conditions; unexpected changes in interest rates or disruptions in the mortgage market related to COVID-19 or responses to the health crisis; the effects of various governmental responses to the COVID-19 pandemic; those inherent in general and local banking, insurance and mortgage conditions; competitive factors specific to markets in which Premier and its subsidiaries operate; future interest rate levels; legislative and regulatory decisions or capital market conditions; and other risks and uncertainties detailed from time to time in our Securities and Exchange Commission (SEC) filings, including our Annual Report on Form 10-K for the year ended December 31, 2019 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. One or more of these factors have affected or could in the future affect Premier’s business and financial results in future periods and could cause actual results to differ materially from plans and projections. Therefore, there can be no assurances that the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Premier or any other persons, that our objectives and plans will be achieved. All forward-looking statements made in this presentation are based on information presently available to the management of Premier and speak only as of the date on which they are made. We assume no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by law. As required by U.S. GAAP, Premier will evaluate the impact of subsequent events through the issuance date of its June 30, 2020, consolidated financial statements as part of its Quarterly Report on Form 10-Q to be filed with the SEC. Accordingly, subsequent events could occur that may cause Premier to update its critical accounting estimates and to revise its financial information from that which is contained in this presentation. Non-GAAP Measures This communication contains certain non-GAAP financial measures of Premier determined by methods other than in accordance with generally accepted accounting principles. We use non-GAAP financial measures to provide meaningful supplemental information regarding our performance. We believe these non-GAAP measures are beneficial in assessing our operating results and related trends, and when planning and forecasting future periods. These non-GAAP disclosures should be considered in addition to, and not as a substitute for or preferable to, financial results determined in accordance with GAAP. The non-GAAP financial measures we use may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations.

Company Overview

Company Profile Unwavering focus for over 130 years: Community Financial Services Completed merger with United Community Financial Corp. on 1/31/20 Total assets of ~$7.0 billion and total 1H20 revenues of ~$137 million 78 branches throughout northern Ohio, southeast Michigan, northeast Indiana and western Pennsylvania 12 loan production offices and 2 wealth offices Trust & Wealth Management services - AUA $1.3 billion Adopted new Premier Bank name – June 2020 Name aligns with commitment to provide the best in community banking 10 locations throughout the bank’s footprint $9.2 million in fees & commissions 1H20 combined Specializes in property & casualty and group health & life insurance

Investment Highlights Market leader across northern Ohio deeply rooted in the communities we have served since the 1890s Healthy diversifications by line of business revenue sources, metro/geography mix and relationship/industry concentrations Experienced, disciplined management team Quality loan portfolio with a stable deposit base Solid tangible capital levels with strong credit function Positioned well for upside value versus peers

Looking to the Future Positioned to outpace peers on long-term performance Management focus on credit and asset quality including proactive customer outreach and monitoring Continued attention on leadership transition, system conversions and building talent within the organization Full system conversions completed as expected July 13, 2020 Cultural integration to enhance employee engagement and retention especially in current uncertain environment Enhanced products, services and technology while honoring our commitment to superior customer service, personalized financial solutions and unwavering community support

Strategic Focus Near-term People Focused on our customer, employees and communities in the current uncertain environment Credit Focused on strengthening procedures and enhancing monitoring activities Long-term Profitability High performance objectives for revenue growth, expense control and maintaining strong asset quality Growth Organic and through acquisitions, targeting newer markets, new relationships, enhanced delivery and products in more established markets Shareholder Value Enhancement Effective capital management supporting growth, dividend increases and share repurchases

Partnering to Create Significant Value Culture, leadership & strategic familiarity Strong financial compatibility…credit, performance, expenses Prior successful acquisition completions and integration experiences Transformative partnership that creates Ohio’s premier community bank with over $6 billion in assets and best-in-class performance Enhanced scale, growth, profitability & performance Accelerates product agendas and improves customer experiences Delivers the best of both institutions’ talent, technology & processes Enhances management depth and capacity Diversifies business lines and leverages strengths in commercial banking, insurance, residential lending, consumer lending, wealth management and residential servicing Material EPS accretion Manageable TBVPS dilution Conservative and achievable cost savings supported by bottoms-up analysis Shared Values Strategically Compelling Builds Upon Strengths Accelerates Shareholder Value Creation On-track to deliver expected value creation

Ohio’s Premier Community Bank Enhanced scale, growth and profitability to deliver best-in-class performance Footprint covers northern OH, southeast MI, northeast IN and western PA

Profitability Trends *Core items exclude the impact of acquisition related provision (CECL “double-dip”) and other charges. See Non-GAAP reconciliations on slide 51. 2019 P+U represents the combination of PFC and UCFC as of and for the year ended 12/31/19, including the impact of a 0.3715 exchange ratio but excluding cost savings and other purchase accounting adjustments.

Performance Recognition 2019 S&P Global Market Intelligence Best-Performing Community Banks (Premier) Analysis used and scored performance based on six financial metrics Ranked #29 amongst 50 community banks $3B-$10B for 2019 performance scores 2019 KBW Bank Honor Roll (Premier) Recognition of banks with more than $500 million in total assets that consistently deliver exceptional growth Based on 10 consecutive years of increases in reported EPS results One of only 15 banks admitted from a nearly 375 bank universe 2018 Sandler Bank & Thrift Sm-ALL Stars (Home Savings) Analysis used and scored performance based on seven financial metrics Ranked #21 amongst the country’s 30 top performing small-cap banks and thrifts

Strong Sales & Service Delivery Demonstrating our core values in all interactions to create long-term, profitable relationships Strengthened credit management including proactive customer outreach in uncertain environment Enhancing customer experience through technology advancements Reaching more customers through digital channel development Growing our communities through our people Enhancing Trusted Advisor service delivery model

Loans by Market – 6/30/20 ($ millions) Total Loans Growth from $1.9B at 12/31/16 to $5.5B at 6/30/20 Organic CAGR 11.9% Organic CAGR ex PPP 6.7% Includes $434 million of PPP loans.

Deposits by Market – 6/30/20 ($ millions) Total Deposits Growth from $2.0B at 12/31/16 to $5.8B at 6/30/20 Organic CAGR 16.4% Adjusted CAGR 11.9%* At June 30, 2019, Ranked #1 or #2 market share in 8 of 17 counties. * Adjusted to assume all $434M of PPP loans in deposit balances at 6/30/20.

Credit Highlights

Premier Loan Portfolio Loan Portfolio Composition at 6/30/20 Rate Type Segmentation Total = $5.5 billion Includes $434 million PPP loans Commercial Lines Utilization Trend Total line balances of $331.1 million with availability of $517.3 million at 6/30/20.

Economic Impact – Commercial Portfolio COVID-19 High Sensitivity Portfolio ($000s) at 6/30/20 COVID-19 Deferrals ($000s) at 6/30/20

Traveler Accommodation and Food Service Loans Traveler Accommodation Loans ($000s) Total Accommodation Loans: $152 million or 2.8% of loan portfolio Food Service Loans ($000s) Total Food Service Loans: $57 million or 1.1% of loan portfolio

Retail Trade/CRE and Long-term Care Loans Long-term Care Loans ($000s) Total Long-term Care Loans: $108 million or 2.0% of loan portfolio Retail Trade & Retail CRE Loans ($000s) Total Retail Loans: $524 million or 9.6% of loan portfolio

CRE Loan Portfolio CRE Portfolio Overview 41.5% of total loan portfolio 26.3% of CRE loans are owner occupied Only 1.9% of CRE loans are classified Low levels of concentrated exposure Top concentration in one industry (multifamily) is 8.9% Owner Occupied CRE Loans by Industry ($000s) Non-Owner Occupied CRE Loans by Industry ($000s) CRE Loans by Category ($000s)

C&I Loan Portfolio (excluding PPP) Total C&I Loans ($000s) C&I Portfolio Overview 15.1% of total loan portfolio Diversified portfolio results in low levels of concentrated exposure Top concentration in one industry is manufacturing at 2.8% of total loans Only 3% of loans are classified No exposure to oil & gas exploration/drilling C&I Loans by Industry ($000s) 2020 includes the impact of the UCFC merger.

Manufacturing Loan Portfolio (ex PPP) Total Manufacturing Loans: $243.5 million or 4.5% of loan portfolio 3.8% Classified Loans Diversified exposure across 20 industry subsectors results in no single level of high concentration No subsector accounts for more than 0.9% of the total loan portfolio Manufacturing Loans by Industry ($000s)

Agriculture Loan Portfolio Agriculture Loans ($000s) Total Agriculture Loans: $176 million or 3.2% of loan portfolio

Low Levels of Concentrated Exposure Top 50 Borrowers by Sector as of 6/30/20 ($000s) Top 50 Borrowers comprised of 396 loans $964M outstanding represents 18% of total loans or 25% of commercial loans 28% of Top 50 Borrowers have exposures less than $25M Diversified industry exposure results in no single level of high concentration No classified loans

PPP Loan Portfolio PPP Loans as of 6/30/20 ($000s) $14.5 million gross fees received as of 7/28/20 with $823,000 of fee income recorded as of 6/30/20 Average loan size of $158,000 with $132.4 million $250,000 or less Only 2.6% are 5 years vs 2 years 16.5% relate to COVID-19 High Sensitivity sectors Total SBA loans of $472 million including PPP

Retail Loan Portfolio 1-4 Family Residential by Market Retail Loans ($000s)

Entering Credit Cycle from Position of Strength Overview Conservative underwriting and strong asset quality allow us to enter the economic downturn well-prepared Non-performing asset levels managed well over time while total assets have increased significantly Strong reserve levels as provisioning under CECL reflects deteriorated economic conditions and expectations for credit stress to emerge in future periods Actively working with customers’ deferral requests Asset Quality Metrics Classifieds/Capital ($ millions) 2020 includes the impact of the UCFC merger. Capital represents Tier 1 plus ALLL. CECL adopted 1/1/20. Prior periods use ILM. 2Q20 would be 1.76% excluding PPP loans. See next slide.

ACL/CECL Rollforward and Details Includes $18.4M, $18.1M and $14.6M of unamortized purchase accounting loan marks for 1/31/20, 3/31/20 and 6/30/20, respectively. Forecasts for January 2020, 3/31/20 and 6/30/20 based on baseline forecasts per Moody’s Analytics U.S. Macroeconomic Outlook Baseline and Alternative Scenarios for December 2019, April 2020 and July 2020, respectively.

Financial Highlights

Financial Highlights Summary *Core items exclude the impact of acquisition related related provision (CECL “double-dip”) and other charges. See Non-GAAP reconciliations on slide 51. 2019 P+U represents the combination of PFC and UCFC as of and for the year ended 12/31/19, including the impact of a 0.3715 exchange ratio but excluding cost savings and other purchase accounting adjustments.

Net Interest Income and Margin 2019 P+U represents the combination of PFC and UCFC as of and for the year ended 12/31/19, including the impact of a 0.3715 exchange ratio but excluding cost savings and other purchase accounting adjustments. 1Q20 includes $1.3 million benefit of purchasing accounting marks accretion such that NIM would be 3.68% excluding that accretion. 2Q20 includes $3.7 million benefit of purchasing accounting marks accretion and $1.6 million related to PPP loans with an average balance of $298.2 million such that NIM would be 3.34% excluding those items.

Net Interest Margin Trends 2019 P+U represents the combination of PFC and UCFC as of and for the year ended 12/31/19, including the impact of a 0.3715 exchange ratio but excluding cost savings and other purchase accounting adjustments. 1Q20 includes $1.3 million benefit of purchasing accounting marks accretion such that NIM would be 3.68% excluding that accretion. 2Q20 includes $3.7 million benefit of purchasing accounting marks accretion and $1.6 million related to PPP loans with an average balance of $298.2 million such that NIM would be 3.34% excluding those items.

Non-Interest Income % Percent of Total Revenues *Non-Interest Income excludes securities gains/losses. 2019 P+U represents the combination of PFC and UCFC as of and for the year ended 12/31/19, including the impact of a 0.3715 exchange ratio but excluding cost savings and other purchase accounting adjustments.

Non-Interest Income Diversification *$ thousands. Non-Interest Income excludes securities gains/losses. 2019 P+U represents the combination of PFC and UCFC as of and for the year ended 12/31/19, including the impact of a 0.3715 exchange ratio but excluding cost savings and other purchase accounting adjustments.

Core Non-Interest Expenses & Efficiency Ratio *Core items exclude the impact of acquisition related provision (CECL “double-dip”) and other charges. See Non-GAAP reconciliations on slide 51. 2019 P+U represents the combination of PFC and UCFC as of and for the year ended 12/31/19, including the impact of a 0.3715 exchange ratio but excluding cost savings and other purchase accounting adjustments.

Core PTPP Income and ROA *Core items exclude the impact of acquisition related provision (CECL “double-dip”) and other charges. See Non-GAAP reconciliations on slide 51. 2019 P+U represents the combination of PFC and UCFC as of and for the year ended 12/31/19, including the impact of a 0.3715 exchange ratio but excluding cost savings and other purchase accounting adjustments. 2Q20 total assets includes $434 million of PPP loans.

Core Net Income & EPS *Core items exclude the impact of acquisition related provision (CECL “double-dip”) and other charges. See Non-GAAP reconciliations on slide 51. 2019 P+U represents the combination of PFC and UCFC as of and for the year ended 12/31/19, including the impact of a 0.3715 exchange ratio but excluding cost savings and other purchase accounting adjustments.

Total Assets & Core Return on Assets *Core items exclude the impact of acquisition related provision (CECL “double-dip”) and other charges. See Non-GAAP reconciliations on slide 51. 2019 P+U represents the combination of PFC and UCFC as of and for the year ended 12/31/19, including the impact of a 0.3715 exchange ratio but excluding cost savings and other purchase accounting adjustments. 2Q20 total assets includes $434 million of PPP loans.

Quality Securities Portfolio Total = $567.5 million Municipals comprised of 48% unlimited tax general obligations, 21% local government revenue, 18% limited tax general obligations, and 13% state or other revenue sources.

Customer Deposits and Non-Interest Bearing % 2019 P+U represents the combination of PFC and UCFC as of and for the year ended 12/31/19, including the impact of a 0.3715 exchange ratio but excluding cost savings and other purchase accounting adjustments.

Deposit Base Composition Total Deposits = $5.8 billion

Liquidity Status and Sources Status at 6/30/20 On-Hand Liquidity 9.1% Primary Sources Fed Funds & Discount Window FHLB Borrowings (~$1.1B) PPPFL Borrowings (~$400M) Bank Line of Credit ($25M) Deposit Growth, including brokered/reciprocals Cash Earnings Loan Repayments/Participations Investment Maturities/Sales/Pledges Secondary Sources Parent Line of Credit ($20M) Subdebt issuance

Capital Levels Well Capitalized Requirement Total Risk Based Capital 10.0% Tier 1 Capital 8.0% Tier 1 Leverage 5.0% Common Tier 1 Capital 6.5% 2019 P+U represents the combination of PFC and UCFC as of and for the year ended 12/31/19, including the impact of a 0.3715 exchange ratio but excluding cost savings and other purchase accounting adjustments.

Shareholder Value

Core EPS, Dividends and Stock Price Increased dividend 16% to $0.22 per share beginning in 4th quarter 2019 *Core items exclude the impact of acquisition related provision (CECL “double-dip”) and other charges. See Non-GAAP reconciliations on slide 51. Maximizing Shareholder Value

Source: S&PGMI data as of 7/15/20 PFC SNL U.S. Bank $5-10B SNL U.S. Bank Midwest Solid Five Year Returns (Total Return %) With Upside Potential (Price/TBV %) Maximizing Shareholder Value

PROGRESS THROUGH PARTNERSHIP Source: S&PGMI data as of 7/15/20 Investment Opportunity PFC data recalculated to use LTM Core EPS, Book value and Tangible Book value as of and for the period ended 6/30/20. Core items exclude the impact of acquisition related provision (CECL “double-dip”) and other charges. See Non-GAAP reconciliations on slide 51. Maximizing Shareholder Value

Summary Disciplined management team with proven track record Reputation of focusing on fundamentals and poised to generate above peer profitability long-term Balance sheet strength – attractive core deposit base and solid capital levels Diversified loan portfolio with a disciplined approach to lending Well-positioned to grow our balance sheet and geographic footprint, enhancing long-term shareholder value Focused on customer and employee relations in current uncertain environment Positioned well for upside value versus peers

Appendix

UCFC Merger Valuation and Allocation

2019 P+U represents the combination of PFC and UCFC as of and for the year ended 12/31/19, including the impact of a 0.3715 exchange ratio but excluding cost savings and other purchase accounting adjustments. All periods adjusted to reflect a 2-for-1 stock split on 7/12/18. Non-GAAP Reconciliations

Thank you! Donald P. Hileman | CEO 419-785-2210 | dhileman@first-fed.com Gary M. Small | President 330-742-0655 | gsmall@first-fed.com Paul D. Nungester | EVP & CFO 419-785-8700 | pnungester@first-fed.com